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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 8, 2002

                     HOUSEHOLD AUTO RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)


United States                       333-58404            36-4220459
-------------                       ---------            ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


c/o Household Finance Corporation                     60070
    Attention: Michael J. Forde                       -----
    2700 Sanders Road                                 (Zip Code)
    Prospect Heights, Illinois
    (Address of Principal Executive
    Offices)


      Registrant's telephone number including area code - (847) 564-5000


                    --------------------------------------
        (Former name or former address, if changed since last report)

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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

Description of the Securities and the Auto Loans

            Household Auto Receivables Corporation has registered the issuance of $3,600,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, Household Automotive Trust 2002-2 (the "Issuer") issued $255,000,000 Class A-1 1.77% Auto Receivable Asset-Backed Notes, $345,000,000 Class A-2 2.15% Auto Receivable Asset-Backed Notes, $313,000,000 Class A-3 2.85% Auto Receivable Asset-Backed Notes and $287,000,000 Class A-4 Floating Rate Auto Receivable Asset-Backed Notes, (collectively, the "Notes") on August 28, 2002 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture attached hereto as
EXHIBIT 4.1, dated as of August 8, 2002, between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee").

            The Notes will evidence indebtedness of the Issuer, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

            As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated August 21, 2002 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(2) of the Act.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

            1.1 Underwriting Agreement, dated August 21, 2002, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the "Seller"), Household Automotive Finance Corporation, Household Automotive Credit Corporation, Household Bank, f.s.b. and Deutsche Bank Securities Inc., as Representative of the Underwriters (the "Representative").

            4.1 Indenture, dated as of August 8, 2002, between Household Automotive Trust 2002-2 (the "Issuer") and the Indenture Trustee.

            4.2 Amended and Restated Trust Agreement, dated as of August 8, 2002, among the Seller, U.S. Bank National Association, as Owner Trustee and U.S. Bank Trust National Association, as Delaware Trustee.

            4.3 Master Sale and Servicing Agreement, dated as of August 8, 2002, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller and the Indenture Trustee.

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            4.4   Note Guaranty Insurance Policy, dated August 28, 2002 and
delivered by Ambac Assurance Corporation (the "Insurer").

            10.1 Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.

            10.2 Master Receivables Purchase Agreement, dated as of December 18, 2001, and amended and restated as of May 15, 2002, among Household Finance Corporation, Household Bank, f.s.b., as Seller, and Household Auto Receivables Corporation, as Purchaser.

            10.3 Master Receivables Purchase Agreement, dated as of June 24, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

            10.4 Master Receivables Purchase Agreement, dated as of August 8, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

            10.5 Indemnification Agreement, dated as of August 21, 2002, between the Insurer and the Representative.

            23.1 Consent of KPMG LLP regarding financial statements of the Insurer (see Exhibit 23.1 to Form 8-K filed on August 26, 2002, in connection with Registration Statement No. 333-58404, which is incorporated by reference herein).

            23.2 Report of KPMG LLP regarding financial statement of the Issuer.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HOUSEHOLD AUTO RECEIVABLES CORPORATION

                              By:  /s/ Steven H. Smith
                                   ------------------------------------------
                              Name:  Steven H. Smith
                              Title: Vice President and Assistant Treasurer

Dated: September 11, 2002

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                                  EXHIBIT INDEX

Exhibit No.           Description

1.1 Underwriting Agreement, dated August 21, 2002, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the "Seller"), Household Automotive Finance Corporation, Household Automotive Credit Corporation, Household Bank, f.s.b. and Deutsche Bank Securities Inc., as Representative of the Underwriters (the "Representative").

4.1 Indenture, dated as of August 8, 2002, between Household Automotive Trust 2002-2 (the "Issuer") and the Indenture Trustee.

4.2 Amended and Restated Trust Agreement, dated as of August 8, 2002, among the Seller, U.S. Bank National Association, as Owner Trustee and U.S. Bank Trust National Association, as Delaware Trustee.

4.3 Master Sale and Servicing Agreement, dated as of August 8, 2002, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller and the Indenture Trustee.

4.4 Note Guaranty Insurance Policy, dated August 28, 2002 and delivered by Ambac Assurance Corporation (the "Insurer").

10.1 Master Receivables Purchase Agreement, dated as of December 18, 2001, between Household Auto Receivables Corporation, as Purchaser, and Household Automotive Finance Corporation, as Seller.

10.2 Master Receivables Purchase Agreement, dated as of December 18, 2001, and amended and restated as of May 15, 2002, among Household Finance Corporation, Household Bank, f.s.b., as Seller, and Household Auto Receivables Corporation, as Purchaser.

10.3 Master Receivables Purchase Agreement, dated as of June 24, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

10.4 Master Receivables Purchase Agreement, dated as of August 8, 2002, between Household Automotive Credit Corporation, as Seller, and Household Auto Receivables Corporation, as Purchaser.

10.5 Indemnification Agreement, dated as of August 21, 2002, between the Insurer and the Representative.

23.1 Consent of KPMG LLP regarding financial statements of the Insurer (see Exhibit 23.1 to Form 8-K filed on August 26, 2002, in connection with Registration Statement No. 333-58404, which is incorporated by reference herein).

23.2 Report of KPMG LLP regarding financial statement of the Issuer.

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